UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of earliest event reported: September 23, 2021

GOOD GAMING, INC.

(Exact name of registrant as specified in charter)

Nevada	000-53949	26-3988293
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

415 McFarlan Road, Suite 108

Kennett Square, PA 19348

(Address of Principal Executive Offices) (Zip Code)

(610)-365-7838

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mart if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

On September 23, 2021, Good Gaming, Inc. (the “Company”) announced that it had completed its legal review for MicroBuddies™ Official Game Documentation. The MicroBuddies™ Official Game Documentation gives a comprehensive look into various areas of the game and also addresses changes to the GOO™ token designed to link GOO tokens with MicroBuddies™ to enhance gameplay and address certain legal risks.

Douglas Adam Wathen, Good Gaming Crypto, and Gaming Director stated, “We are very excited to release our Game Documentation. It not only gives a wealth of information about the game, but it also represents an invaluable tool for everyone that wants to better understand MicroBuddies™ in detail. We have taken a lot of time to thoughtfully tweak the design of the game to improve playability and the Game Documentation reflects that. The Game Documentation has also been subject to a legal review given the regulatory scrutiny with respect to digital assets. The fact that we are a public company that is accountable to our shareholders and subject to the regulatory authority of the SEC distinguishes us from other projects involving digital assets where it may be more difficult to hold projects accountable for their actions.”

The Company also announced that they will be using Polygon for the mainnet launch of MicroBuddies™. Polygon is a protocol for building Ethereum-compatible blockchains and is a secure and lower-cost alternative to Ethereum’s escalating gas fees and wait times. The beta test participation program will be initiated on Polygon’s Mumbai testnet and is set to begin on October 5th, 2021.

A copy of this press release is attached to this Current Report on Form 8-K as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
99.1	Press Release dated September 23, 2021
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 23, 2021

Good Gaming, Inc.

By:	/s/ David B. Dorwart
Name:	David B. Dorwart
Title:	Chief Executive Officer